UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 15, 2012

Avanir Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15803	33-0314804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Enterprise, Suite 200, Aliso Viejo, California		92656
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 389-6700

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2012, the Compensation Committee of the Board of Directors of Avanir Pharmaceuticals, Inc. (the “Company”) approved (i) annual increases in the base salaries for those officers identified below and (ii) the payment of annual cash bonus awards for fiscal 2012 for the same officers. Salary increases were effective as of October 1, 2012, which was the start of the current fiscal year. Bonuses were awarded based on individual and overall Company performance in fiscal 2012.

Name	Title	New Salary	Bonus Payment
Keith A. Katkin	President and Chief Executive Officer	$578,782	$306,367
Joao Siffert, M.D.	Senior Vice President, Research & Development	$362,152	$141,872
Christine G. Ocampo	Vice President, Finance	$260,101	$82,006

The following table shows the base salaries for those officers for fiscal 2013, after giving effect to salary increases effective as of October 1, 2012, as well as the average salaries in the Company’s peer group at the 25th, 50th and 75th percentiles.

			Base Salary – Market Data(1)
Name	Title	Fiscal 2013 Base Salary	25th Percentile	50th Percentile	75th Percentile
Keith A. Katkin	President and Chief Executive Officer	$578,782	$520,954	$578,333	$673,586
Joao Siffert, M.D.	Senior Vice President, Research & Development	$362,152	$324,770	$352,841	$373,997
Christine G. Ocampo	Vice President, Finance	$260,101	$246,854	$266,256	$283,387

(1)	Source: Radford, a division of AON, Executive Compensation Review of August 2011, subject to a 3.2% increase for fiscal 2013.

The target bonuses as a percentage of base salary for those officers for fiscal 2012 are set forth in the following table:

			Target Annual Incentive Bonus – Market Data(1)
Name	Title	Target Bonus (% of Base Salary)	25th Percentile	50th Percentile	75th Percentile
Keith A. Katkin	President and Chief Executive Officer	50%	50%	55%	60%
Joao Siffert, M.D.	Senior Vice President, Research & Development	40%	30%	35%	40%
Christine G. Ocampo	Vice President, Finance	30%	30%	30%	35%

(1)	Source: Radford, a division of AON, Executive Compensation Review of August 2011.

Item 8.01.	Other Events.

On November 15, 2012, the Compensation Committee recommended, and the Board of Directors approved, an increase in the number of shares reserved for issuance under the Company’s 2005 Equity Incentive Plan (the “Plan”) pursuant to the Plan’s evergreen provision. Under the Plan, the Board of Directors approved an increase of 325,000 shares for fiscal 2013.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2012	Avanir Pharmaceuticals, Inc.

	By:	/s/ Christine G. Ocampo
Christine G. Ocampo
Vice President, Finance